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                                                                Exhibit 99.6

                          FIFTH AMENDMENT TO AGREEMENTS


         THIS FIFTH AMENDMENT TO AGREEMENTS (this "AMENDMENT") is made as of the 1st day of February, 1999, by and among Patriot American Hospitality, Inc., Wyndham International, Inc. (together, the "COMPANIES") and NationsBanc Mortgage Capital Corporation (the "PURCHASER").

         WHEREAS, NMS Services, Inc. (the "ORIGINAL PURCHASER") and the Companies entered into (i) a Purchase Agreement dated as of February 26, 1998 (the "PURCHASE AGREEMENT") pursuant to which the Original Purchaser purchased 4,900,000 shares (the "PURCHASE SHARES") of common stock, par value $.01 per share, of each of the Companies, which shares of common stock are paired and trade as a unit consisting of one share of common stock of each Company (the "PAIRED SHARES"), and (ii) an ISDA Master Agreement (including a Schedule thereto) and a Purchase Price Adjustment Mechanism, each dated as of February 26, 1998 (collectively, the "ADJUSTMENT AGREEMENT"), pursuant to which the Original Purchaser and the Companies may make certain payments or deliveries of Paired Shares as adjustments to the purchase price for the Purchase Shares;

         WHEREAS, the Companies delivered to the Original Purchaser two letters relating to underwriting matters and tax matters, respectively, contemporaneously with the execution of the Purchase Agreement and the Adjustment Agreement (the "LETTERS");

         WHEREAS, the Original Purchaser and the Purchaser entered into a Transfer and Assignment Agreement dated as July 31, 1998 (the "ASSIGNMENT AGREEMENT,") to which the Companies agreed and consented, pursuant to which the Original Purchaser transferred and assigned, and the Purchaser received and assumed, all of the Purchase Shares and all of the Original Purchaser's rights and obligations under the Purchase Agreement, the Adjustment Agreement and the Letters;

         WHEREAS, the Purchaser and the Companies entered into an Amendment to Agreements dated as of August 14, 1998 (the "FIRST AMENDMENT"), a Second Amendment to Agreements dated as of November 23, 1998 (the "SECOND AMENDMENT"), a Third Amendment to Agreements dated as of December 10, 1998 (the "THIRD AMENDMENT") and a Fourth Amendment to Agreements dated as of January 4, 1998 (the "FOURTH AMENDMENT" and, together with the Purchase Agreement, the Adjustment Agreement, the Letters, the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment, the "AGREEMENTS") pursuant to which the Purchaser and the Companies effected certain amendments to the Purchase Agreement and the Adjustment Agreement;

         WHEREAS, the parties hereto wish to effect certain further amendments to the Agreements as set forth herein;

         NOW THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

         1. INITIAL STANDSTILL. Sections 1, 2 and 3 of the Fourth Amendment are hereby amended by substituting "February 15" for "January 31" wherever "January 31" appears in such Sections.

         2. STANDSTILL TERMINATION. Section 3 of the Fourth Amendment is hereby amended by substituting "$4.50" for "$5.00" in the sixth line thereof.

         3. DEFINED TERMS. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreements.

         4. AGREEMENTS IN FULL FORCE AND EFFECT. The Agreements (as amended by this Amendment) are


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hereby ratified and reaffirmed in their entirety and hereby declared to be in full force and effect.

         5. COUNTERPARTS. This Amendment may be executed in several counterparts, all of which shall be identical, and all of which counterparts together shall constitute one and the same instrument.



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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.


                                       NATIONSBANC MORTGAGE CAPITAL
                                                CORPORATION


                                       By: /s/ Don Benningfield
                                          -----------------------------------
                                              Name:
                                              Title:



                                       PATRIOT AMERICAN HOSPITALITY, INC.


                                       By: /s/ William W. Evans III
                                          -----------------------------------
                                              Name:
                                              Title:



                                       WYNDHAM INTERNATIONAL, INC.


                                       By: /s/ William W. Evans III
                                          -----------------------------------
                                              Name:
                                              Title: